                          Salomon Brothers
                          Institutional
                          Series Funds Inc


                          Semi-Annual Report


                          AUGUST 31, 1999


                            High Yield Bond Fund


                            Emerging Markets Debt Fund



------------------------------------------
         Salomon Brothers Asset Management
         -----------------------------------------
         NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                              September 23, 1999

To Our Shareholders:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the period ended August 31, 1999.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund seeks to maximize total return by investing primarily in a portfolio of high-yield fixed income securities. For the six month period ended August 31, 1999, the Fund generated a negative 1.63% return versus a positive 0.13% return for the Salomon Smith Barney High-Yield Market Index. From the Fund's inception (May 15, 1996) to date, the High Yield Bond Fund has performed below the benchmark with a cumulative rate of return of 25.89% versus a 28.79% cumulative rate of return for the Index.

The U.S. high yield market returned 0.13% for the six months ended August 31, 1999, as reported by the Salomon Smith Barney High-Yield Market Index. While benefiting from a strong economy, the high yield market suffered from the following:

        1. a back-up in U.S. Treasuries due to concern about rising inflation;

        2. slowing mutual fund inflows;

        3. a heavy new issue calendar;

        4. a reduction in broker/dealer liquidity and

        5. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, stronger than expected economic growth in the U.S. economy drove robust performance in the high yield market in the first few months of the period. In the latter part of the period, the continued growth of the U.S. economy led to concerns about rising inflation, which caused interest rates to trend higher and put pressure on the high yield market. Additionally, continuing issues with liquidity and a poor technical environment further constrained the high yield market in the latter part of the period, forcing the high yield market to retrace much of its earlier gains.

For the six months ended August 31, 1999, the high yield market's top performers included: energy, metals/mining and paper & forest products, all of which were driven by a sustained recovery in commodities prices; the less cyclical gaming and consumer products/tobacco sectors; and telecommunications, airlines and banking. The worst performers included: healthcare, due to the industry's troubles with the recently imposed Medicare reimbursement system; housing & related and lodging/leisure, which were adversely impacted by interest rate and cyclical concerns; textile/apparel, which continued to suffer from cheaper imports; transportation (non-airlines), which suffered from industry overcapacity; and automotive, chemicals and cable & media. In terms of credit quality, the B credit tier, which returned a negative 0.29%, was outperformed by BB and CCC issues with returns of negative 0.14% and 4.40%, respectively, as investors benefited from a rally in depressed CCC securities early in the period and moved into larger, higher quality, more liquid BB issues later in the period.

The High Yield Bond Fund underperformed the Salomon Smith Barney High-Yield Market Index primarily as a result of underweightings in energy, metals/mining, paper & forest products and telecommunications. The High Yield Bond Fund was also hurt by an overweighting in chemicals and
                                                                          PAGE 1

B-rated bonds and the underperformance of selected credits. However, the High Yield Bond Fund benefited from underweightings in healthcare, textile/apparel and lodging/leisure and overweightings in gaming and consumer products/tobacco.

On August 31, 1999, the high yield market was yielding 11.13% up from 10.33% at February 28, 1999. The excess yield over Treasuries was 5.21%, 12 basis points wider to 5.09% at the beginning of the period.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund seeks to maximize total return through primarily investing in debt of government related and corporate issuers located in emerging market countries. For the six month period ending August 31, 1999, the Fund produced a return of 13.33%, outperforming the JP Morgan Emerging Markets Bond Index Plus ('EMBI+') which returned 10.70% for the period.

The Federal Reserve Board ('Fed') raised interest rates by 50 basis points during the first half of the Fund's fiscal year in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25 basis point rate increases has influenced bond market investors worldwide and has impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

Emerging markets debt has performed well in this environment, returning 10.70% for the six months ended August 31, 1999 as measured by the EMBI+. Volatility has declined as overall trading volumes have contracted. The performance of the Index has been skewed with Russia, Brazil and Venezuela dominating returns for the first six months of the Fund's fiscal year.

The following is a brief description of developments in these key countries over the past six months:

Russia. The country continues to work with the International Monetary Fund ('IMF') on an expanded financing package. An IMF spokesman indicated the IMF's pleasant surprise regarding the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian Prime Minister in 17 months. Allegations of money laundering in the private sector have raised questions concerning misuse of IMF aid money by the public sector. These political issues will likely keep volatility in Russia high over the next few months.

Brazil. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. The most compelling evidence of Brazil's progress in 1999 is the change in the overnight borrowing rate set by the Central Bank. In an effort to stabilize the currency and prevent an inflationary spike, the Central Bank set the overnight rate at 45% after the devaluation in January. That rate has been gradually reduced over the ensuing months. The current overnight borrowing rate is 19.5%. Brazil continues to have an ambitious structural reform agenda which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and congress remains intact and we expect further positive developments on these important initiatives in the fourth quarter.

Venezuela. The presidential race in November resulted in a landslide victory for Hugo Chavez, who won 56% of the vote. This was the largest victory in 15 years, a clear mandate for change. Although a controversial figure prior to the election, Chavez seems to be softening his views with regard to a major shift in economic policy, indicating that he is a proponent of continuing a dialogue with the IMF and the current 'shadow program.' The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new Constitution for Venezuela. The initial draft of the Constitution is expected to be available in late October 1999. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will take precedence over any economic issues during the balance of 1999 as the new Constitution is reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the Constitutional changes.

Ecuador. In a development with potentially negative implications for all emerging markets, Ecuador announced that it would delay a $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure its $6 billion of Brady debt outstanding. Any restructuring is expected to take considerable time and involve a number of important parties including the Ecuadorian government and congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented.

Our outlook for emerging markets debt is positive based upon the current spread level of 1,100 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging countries. We expect the market to remain volatile but believe that we are being well compensated for this price risk at current spread levels.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue your financial goals in the years to come.

Cordially,

HEATH B. MCLENDON                                       PETER J. WILBY

HEATH B. MCLENDON                                       PETER J. WILBY
Chairman & President                                    Executive Vice President



JAMES E. CRAIGE                                         BETH A. SEMMEL

JAMES E. CRAIGE                                         BETH A. SEMMEL
Executive Vice President                                Executive Vice President

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High-Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH-YIELD MARKET INDEX
                                  (UNAUDITED)


                           SB                    SALOMON SMITH BARNEY
                      INSTITUTIONAL                    HIGH YIELD
                       HIGH YIELD                        MARKET
                       BOND FUND                         INDEX
                      ------------               --------------------
5/16/96                  $10,000                        $10,000
   8/96                   10,370                         10,170
   2/97                   11,511                         11,081
   8/97                   12,278                         11,751
   2/98                   12,791                         12,602
   8/98                   12,395                         12,105
   2/99                   12,798                         12,764
8/31/99                   12,590                         12,781


                       AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Six months ended 8/31/99'D'.................................   (1.63)%
Year ended 8/31/99..........................................    1.57
Commencement of operations (5/15/96) through 8/31/99........    7.24

                       CUMULATIVE TOTAL RETURN

Commencement of operations (5/15/96) through 8/31/99........   25.89%

* The Salomon Smith Barney High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through August 31, 1999, the Index returns are for the period June 1, 1996 through August 31, 1999.

  Past performance is not predictive of future performance.

------------------------

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During the six months ended August 31, 1999, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D' Total return is not annualized, as it may not be representative of the total return for the year.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index')*. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                                  (UNAUDITED)


                                SB                 JP MORGAN
                           INSTITUTIONAL            EMERGING
                          EMERGING MARKETS          MARKETS
                               DEBT                BOND INDEX
                               FUND                   PLUS
                          -----------------        ----------
10/17/96                      $10,000                $10,000
    2/97                       11,139                 11,055
    8/97                       12,384                 12,094
    2/98                       12,766                 12,267
    8/98                        7,444                  8,483
    2/99                        9,808                  9,998
 8/31/99                       11,116                 11,067


                        AVERAGE ANNUAL RETURNS
                                                              % RETURN
                                                              --------
Six months ended 8/31/99'D'.................................    13.33%
Year ended 8/31/99..........................................    49.33
Commencement of operations (10/17/96) through 8/31/99.......     3.75

                       CUMULATIVE TOTAL RETURN

Commencement of operations (10/17/96) through 8/31/99.......    11.16%

* The J.P. Morgan Emerging Markets Bond Index is a total return index that tracks the traded market for U.S. dollar dominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  Past performance is not predictive of future performance.

------------------------

The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

During the six months ended August 31, 1999, the Fund's investment adviser waived a portion of its management fees, as shown in the following unaudited financial statements. Absent such waiver and reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

'D' Total return is not annualized, as it may not be representative of the total return for the year.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                  SECURITY                               VALUE
 ------                                  --------                               -----
CORPORATE BONDS -- 95.3%
BASIC INDUSTRIES -- 11.1%
$150,000       AEI Resource Holdings Inc., 10.500% due 12/15/05(a).........  $   135,000
 100,000       Berry Plastics Corp., 12.250% due 4/15/04...................      105,000
 500,000       Blount Inc., 13.000% due 8/1/09.............................      512,500
 250,000       EnviroSource Inc., 9.750% due 6/15/03.......................      160,000
 500,000       Equistar Chemicals LP, 8.750% due 2/15/09...................      497,500
 250,000       Huntsman Packaging Corp., 9.125% due 10/1/07................      239,375
 250,000       Indesco International Inc., 9.750% due 4/15/08..............      167,188
 500,000       Lyondell Chemical Co., 9.875% due 5/1/07....................      503,750
 250,000       Mattress Discounters Co., 12.625% due 7/15/07(a)............      241,250
 250,000       Millar Western Forest Products, 9.875% due 5/15/08..........      238,750
 250,000       Murrin Murrin Holdings Property, 9.375% due 8/31/07.........      225,625
 250,000       P&L Coal Holdings Corp., 9.625% due 5/15/08.................      245,625
 250,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07..............      180,000
 250,000       Premier International Foods PLC, 12.000% due 9/1/09(a)......      252,500
 250,000       United Industries Corp., 9.875% due 4/1/09(a)...............      220,000
 500,000       Winsloew Furniture, Inc., 12.750% due 8/15/07(a)............      492,500
                                                                             -----------
                                                                               4,416,563
                                                                             -----------
CONSUMER CYCLICALS -- 7.7%
 250,000       Archibald Candy Corp., 10.250% due 7/1/04...................      248,750
               Cole National Group, Inc.:
 250,000         9.875% due 12/31/06.......................................      215,000
 250,000         8.625% due 8/15/07........................................      200,000
 475,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      458,969
 424,000       Guitar Center Management, 11.000% due 7/1/06................      440,430
 250,000       HMH Properties, 7.875% due 8/1/08...........................      225,625
 500,000       Maxim Group Inc., Series B, 9.250% due 10/15/07.............      425,000
               Musicland Group Inc.:
 250,000         9.000% due 6/15/03........................................      245,000
 250,000         9.875% due 3/15/08........................................      242,500
 250,000       Prime Hospitality Corp., 9.750% due 4/1/07..................      242,500
 125,000       Simmons Co., 10.250% due 3/15/09(a).........................      123,750
                                                                             -----------
                                                                               3,067,524
                                                                             -----------
CONSUMER NON-CYCLICALS -- 20.6%
 500,000       AmeriServ Foods Co., 8.875% due 10/15/06....................      430,000
 200,000       Anchor Advanced Products, Inc., Series B, 11.750% due
                 4/1/04....................................................      198,000
 200,000       Derby Cycle Corp., 10.000% due 5/15/08......................      161,500
 500,000       French Fragrances Inc., Series B, 10.375% due 5/15/07.......      505,000
 100,000       Graham-Field Health Products, Inc., 9.750% due 8/15/07......       62,500
 250,000       Harrah's Operating Co. Inc., 7.875% due 12/15/05............      237,500
 125,000       Hines Horticulture Inc., 11.750% due 10/15/05...............      133,281
 500,000       Hollywood Park Inc., 9.250% due 2/15/07.....................      490,000
 500,000       Home Interiors & Gifts, Inc., 10.125% due 6/1/08............      482,500
 250,000       Imperial Holly Corp., 9.750% due 12/15/07...................      235,000
 500,000       Isles of Capri Casinos, 8.750% due 4/15/09(a)...............      465,000
 500,000       Jafra Cosmetics International Inc., 11.750% due 5/1/08......      442,500
 250,000       Lear Corp., 8.110% due 5/15/09(a)...........................      244,688
 250,000       Maxxim Medical, Inc., 10.500% due 8/1/06....................      263,750
 250,000       North Atlantic Trading Co., 11.000% due 6/15/04.............      248,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 6

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                  SECURITY                               VALUE
 ------                                  --------                               -----
CONSUMER NON-CYCLICALS -- 20.6% (CONTINUED)
$500,000       Park Place Entertainment, 7.875% due 12/15/05...............  $   471,250
 250,000       Pennzoil Co., 10.250% due 11/1/05...........................      256,875
               Pueblo Xtra International Inc.:
 250,000         9.500% due 8/1/03.........................................      220,000
 250,000         Series C, 9.500% due 8/1/03...............................      218,750
 500,000       Republic Technologies International, 13.750% due
                 7/15/09(a)................................................      492,500
 375,000       Revlon Consumer Products Corp., 8.625% due 2/1/08...........      313,125
 150,000       Revlon Worldwide Corp., zero coupon due 3/15/01.............       89,250
 500,000       Sequa Corp., 9.000% due 8/01/09.............................      493,125
 500,000       Sun International Hotels Ltd., 9.000% due 3/15/07...........      490,000
 375,000       Universal Hospital Services, Inc., 10.250% due 3/1/08.......      288,750
 250,000       Windmere-Durable Holdings, Inc., 10.000% due 7/31/08........      245,000
                                                                             -----------
                                                                               8,178,594
                                                                             -----------
DATA TECHNOLOGY/INFORMATION SERVICES -- 1.1%
 100,000       DecisionOne Holdings Corp., zero coupon until 8/1/02,
                 11.500% thereafter due 8/1/08(b)(c)(d)....................          750
 500,000       Jordan Telecom Corp., zero coupon until 8/1/00,
                 11.750% thereafter due 4/1/09(a)..........................      424,375
                                                                             -----------
                                                                                 425,125
                                                                             -----------
ENERGY -- 2.1%
 250,000       Costilla Energy Inc., 10.250% due 10/1/06(b)(d).............       76,250
 250,000       Frontier Oil Corp., 9.125% due 2/15/06......................      238,750
 250,000       TransAmerican Energy Corp., 11.500% due 6/15/02(b)(d).......       30,625
 500,000       Western Gas Resources, Inc., 10.000% due 6/15/09(a).........      510,000
                                                                             -----------
                                                                                 855,625
                                                                             -----------
FINANCIAL/LEASING -- 4.4%
 500,000       Airplanes Pass-Through Trust, 10.875% due 3/15/19...........      477,435
 250,000       Avis Rent A Car, Inc., 11.000% due 5/1/09(a)................      257,500
 250,000       Capline Corp., 7.875% due 4/1/08............................      237,813
               ContiFinancial Corp.:
 250,000         7.500% due 3/15/02........................................       90,000
 625,000         8.375% due 8/15/03........................................      225,000
 125,000         8.125% due 4/1/08.........................................       45,000
 250,000       DVI Inc., 9.875% due 2/1/04.................................      241,250
 250,000       Nationwide Credit Inc., 10.250% due 1/15/08.................      158,750
                                                                             -----------
                                                                               1,732,748
                                                                             -----------
HOUSING RELATED -- 1.3%
 500,000       Panolam Industries International, 11.500% due 2/15/09.......      515,000
                                                                             -----------
MANUFACTURING -- 11.8%
 349,000       Alvey Systems Inc., 11.375% due 1/31/03.....................      354,235
 250,000       American Axle & Manufacturing Inc., 9.750% due 3/1/09.......      252,500
 500,000       Axiohm Transaction Solutions, Inc., 9.750% due 10/1/07......      250,000
 250,000       BE Aerospace, Inc., 9.500% due 11/1/08......................      254,375
 375,000       Breed Technologies Inc., 9.250% due 4/15/08(b)(d)...........       18,750
 500,000       Cabot Safety-Kleen Corp., 12.500% due 7/15/05...............      540,625
 250,000       Federal-Mogal Corp., 7.500% due 1/15/09(a)..................      230,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                  SECURITY                               VALUE
 ------                                  --------                               -----
MANUFACTURING -- 11.8% (CONTINUED)
$500,000       Foamex LP, 9.875% due 6/15/07...............................  $   440,000
 500,000       Hexcel Corp., 9.750% due 1/15/09............................      470,000
 250,000       High Voltage Engineering Corp., 10.500% due 8/15/04.........      233,750
 125,000       International Utility Structures Inc., 10.750% due 2/1/08...      117,500
 375,000       Jackson Products Inc., 9.500% due 4/15/05...................      345,000
 500,000       JH Heafner Co., 10.000% due 5/15/08.........................      485,000
 500,000       Motors & Gears Inc., 10.750% due 11/15/06...................      493,750
 250,000       Stellex Industries Inc., 9.500% due 11/1/07.................      192,500
                                                                             -----------
                                                                               4,677,985
                                                                             -----------
MEDIA -- 21.5%
               Adelphia Communications Corp.:
 200,000         10.500% due 7/15/04.......................................      210,000
 250,000         9.875% due 3/1/07.........................................      255,000
 250,000       Big Flower Press Holdings, 8.625% due 12/1/08...............      233,750
 725,000       Charter Communications Holdings Inc., zero coupon until
                 4/1/04, 9.920% thereafter due 4/1/11(a)...................      435,000
 500,000       Classic Cable Inc., 9.375% due 8/1/09(a)....................      487,500
 500,000       CSC Holdings Inc., 9.875% due 2/15/13.......................      512,500
 500,000       Energis PLC, 9.750% due 6/15/09.............................      510,000
 500,000       Falcon Holding Group LP, Series B, zero coupon until
                 4/15/03, 9.285% thereafter due 4/15/10(a).................      347,500
 250,000       Frontiervision Operating Partners, 11.000% due 10/15/06.....      268,125
 375,000       Granite Broadcasting Corp., 8.875% due 5/15/08..............      360,000
 250,000       GST Telecommunications, Inc., zero coupon until 5/1/03,
                 10.500% thereafter due 5/1/08(a)..........................      142,500
               Hollinger International Publishing:
 100,000         9.250% due 2/1/06.........................................      100,250
 337,000         9.250% due 3/15/07........................................      338,685
 250,000       ICG Holdings Inc., zero coupon until 9/15/00,
                 13.500% thereafter due 9/15/05............................      220,000
 250,000       Intermedia Communications Inc., 8.600% due 6/1/08...........      223,750
 250,000       LIN Television Corp., 8.375% due 3/1/08.....................      236,875
 250,000       Mastec Inc., 7.750% due 2/1/08..............................      236,250
 250,000       Metronet Communications, zero coupon until 6/15/03,
                 9.950% thereafter due 5/15/08.............................      191,250
 375,000       Mediacom LLC, 8.500% due 4/15/08............................      349,688
               Nextel Communications, Inc.:
 250,000         9.750% due 8/15/04........................................      250,000
 250,000         Zero coupon until 10/31/02, 9.750% thereafter due
                   10/31/07................................................      176,250
 500,000       NTL Inc., zero coupon until 2/1/01, 11.500% thereafter due
                 2/1/06....................................................      432,500
 500,000       Orange PLC, 8.750% due 6/1/06(a)............................      496,250
 250,000       Rogers Communications, Inc., 8.875% due 7/15/07.............      254,375
 400,000       Telewest Communications PLC, zero coupon until 10/1/00,
                 11.000% thereafter due 10/1/07............................      353,000
 750,000       United International Holdings, zero coupon until 2/15/03,
                 10.750% thereafter due 2/15/08............................      435,000
 750,000       Viatel Inc., zero coupon until 4/15/03, 12.500% thereafter
                 due 4/15/08...............................................      465,000
                                                                             -----------
                                                                               8,520,998
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                  SECURITY                               VALUE
 ------                                  --------                               -----
SERVICES  - OTHER -- 9.5%
$250,000       Allied Waste Industries, Inc., 10.000% due 8/1/09(a)........  $   242,500
 250,000       American Business Information, 9.500% due 6/15/08...........      214,375
 250,000       DynCorp, 9.500% due 3/1/07..................................      249,063
 250,000       Integrated Electrical Services, Inc., 9.375% due 2/1/09.....      247,500
 250,000       Iron Mountain Inc., 10.125% due 10/1/06.....................      260,313
 500,000       Kindercare Learning Centers, Inc., 9.500% due 2/15/09.......      480,000
 250,000       Loomis Fargo & Co., 10.000% due 1/15/04.....................      250,625
 250,000       Pierce Leahy Corp., 11.125% due 7/15/06.....................      271,250
 750,000       Primark Corp., 9.250% due 12/15/08..........................      735,000
 500,000       Protection One Alarm, 8.125% due 1/15/09(a).................      360,000
 250,000       Safety-Kleen Services, 9.250% due 6/1/08....................      248,125
 250,000       Sitel Corp., 9.000% due 3/15/06.............................      214,689
                                                                             -----------
                                                                               3,773,440
                                                                             -----------
TRANSPORTATION -- 4.2%
 250,000       Atlantic Express Transportation, 10.750% due 2/1/04.........      245,000
 250,000       Coach USA Inc., 9.375% due 7/1/07...........................      261,875
 375,000       Continental Airlines, Inc., 8.000% due 12/15/05.............      349,688
 250,000       Enterprises Shipholding Corp., 8.875% due 5/1/08............      170,000
 500,000       Holt Group, 9.750% due 1/15/06..............................      337,500
 250,000       Stena AB, 10.500% due 12/15/05..............................      250,620
 100,000       TFM S.A., zero coupon until 6/15/02, 11.750% thereafter due
                 6/15/09...................................................       54,250
                                                                             -----------
                                                                               1,668,933
                                                                             -----------
               TOTAL CORPORATE BONDS
               (Cost-- $41,480,849)........................................   37,832,535
                                                                             -----------

  SHARES
  ------
PREFERRED STOCK -- 0.0%
ENERGY -- 0.0%
                 TCR Holding(b):
       439       Class B.....................................................         26
       241       Class C.....................................................         14
       636       Class D.....................................................         34
     1,316       Class E.....................................................         83
                                                                             -----------
                 TOTAL PREFERRED STOCK
                 (Cost-- $157)...............................................        157
                                                                             -----------
CONVERTIBLE PREFERRED STOCK -- 0.3%
MEDIA -- 0.3%
     3,068       Viatel Inc.(e)
                 (Cost-- $27,599)............................................    118,693
                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
REPURCHASE AGREEMENT -- 4.4%
$1,738,000       State Street Bank, 5.408% due 9/1/99; Proceeds at
                 maturity-- $1,738,261; (Fully collateralized by U.S.
                 Treasury Bonds, 7.250% due 5/15/16;
                 Market value-- $1,775,025) (Cost-- $1,738,000)..............  $ 1,738,000
                                                                               -----------
                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $43,246,605*).......................................  $39,689,385
                                                                               -----------
                                                                               -----------

------------------------

 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Non-income producing security.
 (c) Security issued with attached warrants.
 (d) Currently in default.
 (e) Payment-in-kind security for which all of the dividend earned is paid by the issuance of additional stock.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  82.5%
ARGENTINA  --  17.2%
             Republic of Argentina:
   529,597ARS  BOCON Pro 1, 2.769% due 4/1/07(b).........................  $   333,218
 1,100,000     Discount FRN, Series L-GL, 6.000% due 3/31/23(b)..........      748,687
   162,750     FRB, 5.937% due 3/31/05(b)................................      138,947
 1,100,000     FRN, 11.447% due 4/10/05(b)...............................      946,000
               Global Bonds:
   600,000        11.000% due 12/4/05....................................      549,000
 2,000,000ARS     11.750% due 2/12/07....................................    1,607,500
 1,725,000        11.750% due 4/7/09.....................................    1,591,312
 1,000,000        12.125% due 2/25/19....................................      932,500
                                                                           -----------
                                                                             6,847,164
                                                                           -----------
BRAZIL  --  16.6%
             Federal Republic of Brazil:
 5,198,817     C Bond, 8.000% due 4/15/14(c).............................    3,124,166
   525,000     Discount Bond, Series ZL, 5.875% due 4/15/14(b)...........      314,344
 4,400,000     DCB Series L, 5.938% due 4/15/12(b).......................    2,508,000
 1,000,000     NMB Series L, 5.938% due 4/15/09(b).......................      657,500
                                                                           -----------
                                                                             6,604,010
                                                                           -----------
BULGARIA  --  4.2%
             Republic of Bulgaria:
   875,000     Discount Bond, Series A, 6.500% due 7/28/24(b)............      590,625
 1,800,000     FLIRB, Series A, 2.750% due 7/28/12(b)....................    1,093,500
                                                                           -----------
                                                                             1,684,125
                                                                           -----------
COLOMBIA  --  5.6%
             Republic of Colombia:
   400,000     FRN, 7.270% due 6/15/03(b)................................      339,400
   400,000     FRN, 12.471% due 8/13/05(b)...............................      350,000
   400,000     FRN, 9.750% due 4/23/09(b)................................      323,500
               Global Bonds:
   100,000        7.250% due 2/15/03.....................................       87,000
 1,000,000        10.875% due 3/9/04.....................................      955,000
   250,000        8.375% due 2/15/27.....................................      162,500
                                                                           -----------
                                                                             2,217,400
                                                                           -----------
COSTA RICA  --  0.8%
   400,000   Banco Central Costa Rica, Series B, 6.250% due 5/21/15......      336,000
                                                                           -----------
CROATIA  --  3.3%
             Republic of Croatia, FRN:
 1,300,000     Series A, 6.456% due 7/31/10(b)...........................    1,020,500
   346,177     Series B, 6.456% due 7/31/06(b)...........................      282,134
                                                                           -----------
                                                                             1,302,634
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
ECUADOR  --  2.7%
 3,400,000   Republic of Ecuador, Par Bond, 4.000% due 2/28/25(b)........  $ 1,079,500
                                                                           -----------
IVORY COAST  --  1.4%
             Republic of Ivory Coast:
 1,125,000     FLIRB, 2.000% due 3/29/18(b)..............................      272,813
   981,250     PDI Bond, 2.000% due 3/29/18(b)...........................      299,281
                                                                           -----------
                                                                               572,094
                                                                           -----------
MEXICO  --  4.0%
             United Mexican States:
   400,000     Discount Series A, 5.875% due 12/31/19 (including 615,000
               rights)...................................................      332,860
 1,250,000     Global Bond, 10.375% due 2/17/09..........................    1,263,125
                                                                           -----------
                                                                             1,595,985
                                                                           -----------
PANAMA  --  1.8%
 1,000,000   Republic of Panama, IRB, 4.000% due 7/17/14(b)..............      715,625
                                                                           -----------
PERU  --  4.3%
             Government of Peru:
 2,300,000     FLIRB, 3.750% due 3/7/17(b)...............................    1,167,250
   900,000     PDI Bond, 4.500% due 3/7/17(b)............................      523,688
                                                                           -----------
                                                                             1,690,938
                                                                           -----------
PHILIPPINES  --  2.9%
 1,225,000   Republic of the Philippines, Global Bond, 9.875% due
               1/15/19...................................................    1,159,156
                                                                           -----------
POLAND  --  3.3%
   650,000   Republic of Poland, Par Bond, 3.000% due 10/27/24(b)........      381,875
   725,000   RSTA Bond, 4.000% due 10/27/24(b)...........................      464,000
   500,000   TPSA Finance, 7.750% due 12/10/08...........................      478,125
                                                                           -----------
                                                                             1,324,000
                                                                           -----------
RUSSIA  --  3.8%
 2,800,000   Russian Ministry of Finance, Global Bond, 12.750% due
               6/24/28...................................................    1,515,500
                                                                           -----------
SOUTH KOREA  --  0.3%
    45,000   Export-Import Bank of Korea, Global Bond, 6.500% due
               2/10/02...................................................       43,331
    75,000   Korea Development Bank, Global Bond, 7.900% due 2/1/02......       75,274
                                                                           -----------
                                                                               118,605
                                                                           -----------
VENEZUELA  --  10.3%
             Republic of Venezuela:
               Global Bond:
 2,025,000        13.625% due 8/15/18....................................    1,701,000
 2,450,000        9.250% due 9/15/27.....................................    1,482,250
 1,500,000     Par Bond, Series A, 6.750% due 3/31/20 (including 7,500
               rights)...................................................      915,000
                                                                           -----------
                                                                             4,098,250
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost -- $33,178,234).......................................   32,860,986
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
LOAN PARTICIPATIONS(d)  --  14.1%

ALGERIA  --  4.1%
             The People's Democratic Republic of Algeria:
   679,544     Tranche 1, 6.000% due 9/4/06, (Chase Manhattan Bank)(b)...  $   455,295
   450,000     Tranche 3, 6.000% due 9/4/06, (Chase Manhattan Bank)(b)...      288,000
   918,180     Tranche A, 6.750% due 3/4/00, (Chase Manhattan Bank)(b)...      886,045
                                                                           -----------
                                                                             1,629,340
                                                                           -----------

MOROCCO  --  3.0%
 1,478,153   Kingdom of Morocco, Tranche A, 5.781% due 1/1/09
               (BankBoston, Chase Manhattan Bank, J.P. Morgan, ING
               Securities)(b)............................................    1,193,610
                                                                           -----------

RUSSIA  --  7.0%
20,900,000   Russian Government, Principal Loan, 5.969% due 12/15/20
               (Bank of America, Chase Manhattan Bank, Goldman Sachs, ING
               Securities, J.P. Morgan)(e)...............................    2,801,250
                                                                           -----------

             TOTAL LOAN PARTICIPATIONS
             (Cost -- $4,709,142)........................................    5,624,200
                                                                           -----------

  SHARES
  ------
WARRANTS(f) -- 1.4%

ARGENTINA  --  0.0%
     1,500   Republic of Argentina, Warrants (Exercise Price of 93.30%
               plus accrued interest per 1,000 bonds, expiring on
               12/3/99)..................................................        6,375
                                                                           -----------

MEXICO  --  1.4%
     7,144   United Mexican States, Warrants (Exchangeable into Mexican
               Global Bonds, expiring on 2/18/00)........................      528,656
                                                                           -----------

             TOTAL WARRANTS
             (Cost -- $338,188)..........................................      535,031
                                                                           -----------

  CONTRACTS
  ---------
PURCHASED OPTIONS(f) -- 0.3%
    13,500   Hong Kong Dollar Put, expires on 1/20/00, exercise at
               $7.8025...................................................       81,850
     9,000   Hong Kong Dollar Put, expires on 1/26/00, exercise at
               $7.8165...................................................       39,780
                                                                           -----------

             TOTAL PURCHASED OPTIONS (Cost -- $186,585)..................      121,630
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 1999

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

         FACE
        AMOUNT                       SECURITY                                  VALUE
       --------                   --------------                               -----
REPURCHASE AGREEMENT -- 1.7%
$  678,000   State Street Bank, 5.260% due 9/1/99; Proceeds at maturity --
             $678,098; (Fully Collateralized by U.S. Treasury Bonds, 7.250%
             due 5/15/16; Market value -- $747,495)(Cost -- $678,000).......  $   678,000
                                                                              -----------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $39,090,149*)......................................     $39,819,847
                                                                              -----------
                                                                              -----------

------------------------
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Participation interest was acquired through the financial institutions indicated parenthetically.
(e) Currently in default.
(f)  Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:

ARS       -- Argentinian Peso.
BOCON     -- Bonos De Consolidacion.
DCB       -- Debt Conversion Bonds.
FLIRB     -- Front-Loaded Interest Reduction Bonds.
FRB       -- Floating Rate Bonds.
FRN       -- Floating Rate Notes.
IRB       -- Interest Reduction Bond.
NMB       -- New Money Bond.
PDI       -- Past Due Interest.
RSTA      -- Revolving Short-Term Agreement.
TPSA      -- Telkomunkacja Polska SA.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
     Investments, at value (Cost  --  $43,246,605 and
       $39,090,149, respectively)...........................  $39,689,385   $39,819,847
     Cash...................................................          315           822
     Interest receivable....................................      798,082     1,379,122
     Receivable for securities sold.........................           --     6,794,354
     Deferred organization costs............................       21,722        27,136
     Prepaid expenses.......................................        2,542         2,530
                                                              -----------   -----------
     TOTAL ASSETS...........................................   40,512,046    48,023,811
                                                              -----------   -----------

LIABILITIES:
     Management fees payable................................        8,166        18,879
     Accrued expenses.......................................        5,066        19,680
                                                              -----------   -----------
     TOTAL LIABILITIES......................................       13,232        38,559
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $40,498,814   $47,985,252
                                                              -----------   -----------
                                                              -----------   -----------

NET ASSETS:
     Par value of capital shares............................  $     4,789   $     8,552
     Capital paid in excess of par value....................   42,994,674    53,230,430
     Undistributed net investment income....................    2,212,374     2,926,886
     Accumulated net realized loss on investments...........   (1,155,803)   (8,910,314)
     Net unrealized appreciation (depreciation) on
       investments..........................................   (3,557,220)      729,698
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $40,498,814   $47,985,252
                                                              -----------   -----------
                                                              -----------   -----------
SHARES OUTSTANDING..........................................    4,789,243     8,552,246
                                                              -----------   -----------
                                                              -----------   -----------
NET ASSET VALUE, PER SHARE..................................        $8.46         $5.61
                                                              -----------   -----------
                                                              -----------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INCOME:
     Interest...............................................  $ 1,922,405   $ 2,502,885
                                                              -----------   -----------

EXPENSES:
     Management fees (Note 2)...............................       97,869       140,360
     Audit fees.............................................       13,336         8,316
     Registration fees......................................       12,503         8,392
     Administration fees (Note 2)...........................        9,787        11,356
     Amortization of deferred organization costs............        6,497         6,497
     Shareholder communications.............................        6,078         3,678
     Directors' fees........................................        3,906         3,906
     Custody................................................        3,870         8,820
     Legal..................................................        3,288         2,604
     Other..................................................        6,920         4,534
                                                              -----------   -----------
     TOTAL EXPENSES.........................................      164,054       198,463
     Less: Management fee waiver (Note 2)...................      (56,301)      (48,065)
                                                              -----------   -----------
     NET EXPENSES...........................................      107,753       150,398
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    1,814,652     2,352,487
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales....................................    7,493,581    40,046,453
     Cost of securities sold................................   (7,918,152)  (38,938,029)
                                                              -----------   -----------
  NET REALIZED GAIN (LOSS)..................................     (424,571)    1,108,424
                                                              -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
     Beginning of period....................................   (1,501,513)     (178,749)
     End of period..........................................   (3,557,220)      729,698
                                                              -----------   -----------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......   (2,055,707)      908,447
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS..............................   (2,480,278)    2,016,871
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........  $  (665,626)  $ 4,369,358
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                               AUGUST 31        FEBRUARY 28
                                                               ---------        -----------
OPERATIONS:
     Net investment income..................................  $  1,814,652      $  2,225,924
     Net realized loss......................................      (424,571)         (745,282)
     Increase in net unrealized depreciation................    (2,055,707)       (1,609,615)
                                                              ------------      ------------
     DECREASE IN NET ASSETS FROM OPERATIONS.................      (665,626)         (128,973)
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income..................................            --        (1,949,062)
     Net realized gains.....................................            --          (111,156)
                                                              ------------      ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
       SHAREHOLDERS.........................................            --        (2,060,218)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares.......................     3,797,847        36,988,414
     Net asset value of shares issued for reinvestment of
       dividends............................................            --         2,056,414
     Cost of shares reaquired...............................            --       (22,152,804)
                                                              ------------      ------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS....     3,797,847        16,892,024
                                                              ------------      ------------
INCREASE IN NET ASSETS......................................     3,132,221        14,702,833
NET ASSETS:
     Beginning of period....................................    37,366,593        22,663,760
                                                              ------------      ------------
     END OF PERIOD*.........................................  $ 40,498,814      $ 37,366,593
                                                              ------------      ------------
                                                              ------------      ------------
*Includes undistributed net investment income of............    $2,212,374          $397,722
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                               AUGUST 31        FEBRUARY 28
                                                               ---------        -----------
OPERATIONS:
     Net investment income..................................  $  2,352,487      $  3,107,909
     Net realized gain (loss)...............................     1,108,424        (9,546,894)
     Increase (decrease) in net unrealized appreciation.....       908,447          (630,939)
                                                              ------------      ------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......     4,369,358        (7,069,924)
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income..................................            --        (2,596,533)
     Net realized gains.....................................            --              (401)
                                                              ------------      ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
       SHAREHOLDERS.........................................            --        (2,596,934)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Proceeds from sale of shares...........................    14,156,109        31,958,146
     Net asset value of shares issued for reinvestment of
       dividends............................................            --         2,594,879
     Cost of shares reacquired..............................    (1,063,573)       (8,959,144)
                                                              ------------      ------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS....    13,092,536        25,593,881
                                                              ------------      ------------
INCREASE IN NET ASSETS......................................    17,461,894        15,927,023
NET ASSETS:
     Beginning of period....................................    30,523,358        14,596,335
                                                              ------------      ------------
     END OF PERIOD*.........................................  $ 47,985,252      $ 30,523,358
                                                              ------------      ------------
                                                              ------------      ------------
*Includes undistributed net investment income of............    $2,926,886          $574,399
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

     Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The market value of the Emerging Markets Debt Fund's loan participations at August 31, 1999 was $5,624,200.

     (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

     (j) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     (k) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the capital accounts of the High Yield Bond Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     (l) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the six months ended August 31, 1999, SBAM waived management fees of $56,301 and $48,065 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

For the six months ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                     HIGH YIELD      MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Purchases..........................................  $12,629,805   $49,572,885
                                                     -----------   -----------
                                                     -----------   -----------
Sales..............................................  $ 7,493,581   $40,046,453
                                                     -----------   -----------
                                                     -----------   -----------

At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     EMERGING
                                                      HIGH YIELD      MARKETS
                                                       BOND FUND     DEBT FUND
                                                       ---------     ---------
Gross unrealized appreciation.......................  $   373,826   $ 3,322,628
Gross unrealized depreciation.......................   (3,931,046)   (2,592,930)
                                                      -----------   -----------
Net unrealized appreciation (depreciation)..........  $(3,557,220)  $   729,698
                                                      -----------   -----------
                                                      -----------   -----------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

5. CAPITAL STOCK

At August 31, 1999, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Six Months Ended August 31, 1999:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................    442,807     2,581,133
Shares issued as reinvestment.........................     --            --
Shares reacquired.....................................     --          (191,826)
                                                        ---------    ----------
Net increase..........................................    442,807     2,389,307
                                                        ---------    ----------
                                                        ---------    ----------

For the Year Ended February 28, 1999:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   4,118,675    5,392,844
Shares issued as reinvestment.........................     243,651      530,921
Shares reacquired.....................................  (2,359,589)  (1,783,891)
                                                        ----------   ----------
Net increase..........................................   2,002,737    4,139,874
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 1999, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $112,000 and $6,129,000, respectively, of capital loss carryforwards available to offset future capital gains expiring on February 28, 2007. To the extent that these carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                                  HIGH YIELD BOND FUND
                                                       -----------------------------------------
                                                       1999(a)        1999      1998     1997(b)
                                                       -------        ----      ----     -------
NET ASSET VALUE,
  BEGINNING OF PERIOD................................  $  8.60       $  9.67   $ 11.13   $ 10.00
                                                       -------       -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.41          1.04      1.51      0.57
  Net realized and unrealized gain (loss)............    (0.55)        (1.05)    (0.34)     0.93
                                                       -------       -------   -------   -------
Total Income (Loss) From Operations..................    (0.14)        (0.01)     1.17      1.50
                                                       -------       -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................       --         (1.00)    (1.66)    (0.36)
  Net realized gains.................................       --         (0.06)    (0.97)    (0.01)
                                                       -------       -------   -------   -------
Total Distributions..................................       --         (1.06)    (2.63)    (0.37)
                                                       -------       -------   -------   -------
NET ASSET VALUE, END OF PERIOD.......................  $  8.46       $  8.60   $  9.67   $ 11.13
                                                       -------       -------   -------   -------
                                                       -------       -------   -------   -------
NET ASSETS, END OF PERIOD (000S).....................  $40,499       $37,367   $22,664   $ 6,575
                                                       -------       -------   -------   -------
                                                       -------       -------   -------   -------
TOTAL RETURN.........................................     (1.6)%'DD'     0.1%     11.1%     15.1%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................     0.55%'D'      0.55%     0.55%     0.55%'D'
  Net investment income..............................     9.38%'D'      8.80%     9.10%     9.36%'D'
PORTFOLIO TURNOVER RATE..............................       21%          102%      189%      151%
Before waiver of management fee, expenses reimbursed
  by SBAM and credits earned from and fees waived by
  the custodian, net investment income per share and
  expense ratios would have been:
     Net investment income per share.................    $0.40         $0.94     $0.93     $0.29
     Expense ratio...................................     0.85%'D'      1.39%     4.03%     5.22%'D'

------------------------
(a)   For the six months ended August 31, 1999 (unaudited).
(b) For the period from May 15, 1996 (inception date) to February 28, 1997. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'   Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, EXCEPT WHERE NOTED:
--------------------------------------------------------------------------------

                                                                EMERGING MARKETS DEBT FUND
                                                       -----------------------------------------
                                                       1999(a)        1999      1998     1997(b)
                                                       -------        ----      ----     -------
NET ASSET VALUE,
  BEGINNING OF PERIOD................................  $  4.95       $  7.21   $ 10.91   $ 10.00
                                                       -------       -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................     0.33          0.62      1.69      0.35
  Net realized and unrealized gain (loss)............     0.33         (2.29)    (0.27)     0.78
                                                       -------       -------   -------   -------
Total Income (Loss) From Operations..................     0.66         (1.67)     1.42      1.13
                                                       -------       -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................       --         (0.59)    (1.77)    (0.20)
  Net realized gains.................................       --         (0.00)*   (3.35)    (0.02)
                                                       -------       -------   -------   -------
Total Distributions..................................       --         (0.59)    (5.12)    (0.22)
                                                       -------       -------   -------   -------
NET ASSET VALUE, END OF PERIOD.......................  $  5.61       $  4.95   $  7.21   $ 10.91
                                                       -------       -------   -------   -------
                                                       -------       -------   -------   -------
NET ASSETS, END OF PERIOD (000S).....................  $47,985       $30,523   $14,596   $ 6,211
                                                       -------       -------   -------   -------
                                                       -------       -------   -------   -------
TOTAL RETURN.........................................     13.3%'DD'    (23.1)%    14.6%     11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................     0.75%'D'      0.75%     0.75%     0.75%'D'
  Net investment income..............................    11.85%'D'     13.61%     8.53%     8.94%'D'
PORTFOLIO TURNOVER RATE..............................      109%          295%      549%      136%
Before waiver of management fee, expenses reimbursed
  by SBAM and credits earned from and fees waived by
  the custodian, net investment income per share and
  expense ratios would have been:
     Net investment income per share.................    $0.32         $0.59     $1.18     $0.08
     Expense ratio...................................     1.00%'D'      1.50%     3.34%     7.57%'D'

------------------------
(a)  For the six months ended August 31, 1999 (unaudited).
(b)  For the period from October 17, 1996 (inception date) to February 28, 1997.
 *   Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Year 2000. The investment management services provided to the Fund by Salomon Brothers Asset Management Inc. ('SBAM') depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street
Boston, Massachusetts 02109-5408

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

CUSTODIAN
PNC Bank, N.A.
200 Stevens Drive
Suit 440
Lester, Pennsylvania 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109-2873

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
President, Colman Consulting Co., Inc.

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
SSB Citi Fund Management LLC and Travelers
Investment Adviser, Inc.; Chairman of Smith Barney
Strategy Advisers Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary

----------------------------------------------------------------------
          Salomon Brothers Institutional Series Funds Inc
          --------------------------------------------------------------------

                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...................................  'D'
The double dagger symbol shall be expressed as............................ 'DD'